Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.26C

FOURTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

This Fourth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281) (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG and Charter Communications Holding Company, LLC executed that certain One Hundred Fifth Amendment (CSG document no. 4116000) on or about July 27, 2017 (the “105th Amendment”) pursuant to that certain Amended and Restated CSG Master Subscriber Management System Agreement effective as of February 9, 2009 (CSG document no. 2298875), as amended (the “2009 Agreement”); and

WHEREAS, Subsequently, CSG and Customer executed the Agreement and now wish to integrate the terms and conditions of the 105th Amendment into the Agreement; and

WHEREAS, CSG and Customer now desire to amend the Agreement in accordance with the terms and conditions set forth in the 105th Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, upon execution of this Amendment by CSG and Customer, CSG and Customer agree to the following effective as of the Effective Date of this Amendment (defined below).

1.

CSG and Customer acknowledge and agree that the terms, as stated below, which are consistent with the 105th Amendment and were previously agreed upon, are hereby incorporated into the Agreement as if fully stated therein:

(a)

Customer desires to convert Customer’s subscribers currently receiving billing services on Customer’s Oceanic platform to the CSG billing platform as soon as reasonably possible (for purposes of this Amendment, the “Converted Subscribers”), under the terms of the Agreement and this Amendment and, pursuant to that certain Statement of Work, “Programmatic Data Conversion of Oceanic Subscribers to the Advanced Convergent Platform,” (CSG document no. 4115999) executed by the Parties (the “Conversion SOW”).

(b)	CSG’s Services shall commence upon the Conversion Date, as defined in the Agreement.

(c)	Conversion of the Converted Subscribers will be subject to the terms of the ********** ********* *****, under the Agreement.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(d)

CSG and Customer agree that Customer’s *** for the Converted Subscribers shall be ****** *** * ****** of ****** (**) ****** commencing as of the Conversion Date (for purposes of this Amendment, such period shall be referred to as the “*** ****** ******”).  CSG shall invoice and Customer shall be obligated to pay the respective BSC fees under Schedule F for the Converted Subscribers the ***** **** ***** following the end of the *** ****** ******.  The foregoing notwithstanding CSG and Customer agree that expiration of the *** ****** ****** will not occur until *** ******** a ********** ****** of ***** (**) **** of no “*** ******** ********** ******”; provided, however, CSG and Customer agree that in no event shall the *** ****** ****** ****** ***** **** ******-**** (**) ****** following the Conversion Date if Customer continues to use CSG’s Products and Services for the Converted Subscribers.  *** ******** ********** ****** shall be defined as a *** ****** ****** **** ******* ** *** *********:

(i)	********** **********

********** ********* ******

********** ******** ** *** **********

********** ********* ********

********** ********* ********

********** ********* *******

********** *********** *******

******************

(ii)	********** ****** ******* ***********
(iii)	*********** ******** *** *** ********* ******** **********

***

****®

***®

*** ************

*** *****®

(iv)	********** *** ******** ******** **

********* *****®

***’* ******** ************** ****** (***) and ********® ******* ********

(e)	Commencing on the ***** **** ***** after ********** of the *** ****** ******:

(i) *** **** ******** *********

(ii) ******** **** ******** ****** the *** *** *** ********* ***********

(iii) *** **** ******** ****** the ********** ********* ***** to ******** for **** ********* **********, pursuant to the Agreement.

(f)	Customer and CSG agree, *** ***** *** ** ******** ** *** *** ********** ********* ***** during the *** ****** ******.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title: Mike Ciszek	Title: SVP, Secretary & General Counsel
Title: SVP - Billing Strategy and Operations	Name: Gregory L. Cannon
Date: 9-15-17	Date: Sep 19, 2017